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                                                                    EXHIBIT 23.3



                               ACCOUNTANTS' CONSENT



The Board of Directors
HomeSide Lending, Inc.:



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                              /s/  KPMG LLP


Jacksonville, Florida
August 25, 1999